UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): February 22, 2006

                         COMMISSION FILE NO.:  000-49756

                             THE WORLD GOLF LEAGUE, INC.
              ----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                                  98-0201235
  ------------------------------            -------------------------------
 (STATE OR OTHER JURISDICTION OF           (IRS EMPLOYER IDENTIFICATION NO.)
       INCORPORATION)

         2139 STATE ROAD 434, SUITE 101, LONGWOOD, FLORIDA        32779
         ---------------------------------------------------------------
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


                                 (407) 331-6272
                            -----------------------
                           (ISSUER TELEPHONE NUMBER)



                                      N/A
                            -----------------------
                           (FORMER NAME AND ADDRESS)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Effective February 22, 2006, the client auditor relationship between The World Golf League, Inc. (the "Company") and Pender Newkirk & Company, Certified Public Accountants, ("Pender Newkirk") ceased as the former accountant was dismissed. Effective February 22, 2005, the Company engaged Malone & Bailey, PC, Certified Public Accountants ("Malone") as its principal independent public accountant for the fiscal year ended December 31, 2005. The decision to change accountants was recommended and approved by the Company's Board of Directors effective February 22, 2006.

     Pender Newkirk's interim period reports on the financial statements of the Company, including the interim period up to and including the date the relationship with Pender Newkirk ceased, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except for concerns about the Company's ability to continue as a going concern.

     In connection with interim period reports, including the interim period up to and including the date the relationship with Pender Newkirk ceased, there were no disagreements between Pender Newkirk and the Company on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Pender Newkirk would have caused Pender Newkirk to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements.

     There have been no reportable events as provided in Item 304(a)(iv)(B) of Regulation S-B during the Company's fiscal year ended December 31, 2004 and December 31, 2003, and any later interim period, including the interim period up to and including the date the relationship with Pender Newkirk ceased.

     The Company has authorized Pender Newkirk to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that Pender Newkirk review the disclosure and Pender Newkirk has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.

     The Company has not previously consulted with Malone regarding either (i) the application of accounting principles to a specific completed or contemplated transaction; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) a reportable event (as provided in Item 304(a)(iv)(B) of Regulation S-B) during the Company's fiscal years ended December 31, 2004 and December 31, 2003, and any later interim period, including the interim period up to and including the date the relationship with Pender Newkirk ceased. Malone has reviewed the disclosure required by Item 304 (a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304 (a). Malone did not furnish a letter to the Commission.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

Exhibit Number     Description
--------------     -----------

    16.1*          Letter from Newkirk & Company, Certified Public Accountants

* Attached hereto.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The World Golf League, Inc.

March 1, 2006


/s/ Michael S. Pagnano
----------------------
Michael S. Pagnano Chief Executive Officer

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